Exhibit 10.15

FIFTH AMENDMENT TO THE RIDER TO AMENDED AND RESTATED

REVENUE SHARING AND NOTE PURCHASE AGREEMENT

January 20, 2023

Reference is hereby made to: (a) the Revenue Sharing and Note Purchase Agreement, originally dated as of February 14, 2014, as amended and restated as of December 24, 2014, and as further amended by the Second Amendment to the Revenue Sharing and Note Purchase Agreement dated as of January 27, 2022 (as so amended and restated, the “Original Agreement”; and, the Original Agreement, as supplemented by the Amended Rider referred to below and otherwise amended, restated, supplemented or modified from time to time, the “Agreement”), by and among ANDREA ELECTRONICS CORPORATION, a New York corporation (the “Company”), AND34 FUNDING LLC, as collateral agent (the “Collateral Agent”), and the financial institutions party thereto as “Purchasers”; and (b) the Rider to the Amended and Restated Revenue Sharing and Note Purchase Agreement, originally dated as of August 10, 2016, as amended by that certain First Amendment to the Rider to Amended and Restated Revenue Sharing and Note Purchase Agreement dated October 24, 2017; that certain Second Amendment to the Rider to the Amended and Restated Revenue Sharing and Note Purchase Agreement dated May 10, 2019; that certain Third Amendment to the Rider to the Amended and Restated Revenue and Note Purchase Agreement dated September 21, 2021; and that certain Fourth Amendment to the Rider to the Amended and Restated Revenue Sharing and Note Purchase Agreement dated June 20, 2022, collectively the “Original Rider”), by and among the Company, the Collateral Agent and the Purchasers party thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Agreement as supplemented by the Original Rider.

This Fifth Amendment to the Original Rider (this “Fifth Amendment”; together with the Original Rider, as amended by this Fifth Amendment, the “Amended Rider”) is dated as of January 23, 2023, and, upon execution by the parties identified on the signature pages hereto (the “Parties”), will hereafter be part of the Original Agreement and the Original Rider.

WHEREAS, the Company has requested to amend the Original Rider as contemplated hereby;

WHEREAS, the Collateral Agent, the Revenue Participants party hereto and the Noteholders party hereto are willing to amend the Original Rider, subject to the terms and conditions set forth below; and

WHEREAS, the Parties wish to acknowledge that the conditions set forth in the opening language of Article VI Covenants of the Agreement have been satisfied and therefore Section 6.10 of the Agreement (concerning a “Cash Collateral Account”) (the “Cash Collateral Account Covenant”) has ceased to apply.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto agree to amend the Original Rider as follows:

1.    Amendment to Section C.3.1 of the Original Rider. Section C.3.1 of the Original Rider is hereby amended to replace the reference of “August 31, 2020” (as amended to August 31, 2022 in the Second Amendment of the Original Rider, June 20, 2023 in the Third Amendment of the Original Rider and January 20, 2024 in the Fourth Amendment of the Original Rider) to “January 20, 2026”.

2.    Acknowledgement. The Parties hereto all acknowledge that the Cash Collateral Account Covenant has ceased to apply.

3.    Reaffirmation of Original Rider and the Agreement. Except as expressly amended hereby, each of the Original Rider and the Original Agreement and the other Documents shall continue in full force and effect. This Fifth Amendment, the Original Agreement and the Original Rider shall hereafter be read and construed together as a single document, and all references in the Agreement, any other Document or any agreement or instrument related to the Agreement shall hereafter refer to the Original Agreement as amended by the Amended Rider.

4.     Incorporation by Reference. EACH PARTY HERETO HEREBY AGREES THAT THE PROVISIONS OF SECTIONS 9.7, 9.8 and 9.9 OF THE ORIGINAL AGREEMENT SHALL APPLY TO THIS FIFTH AMENDMENT. This Fifth Amendment and the Amended Rider each shall constitute a Document.

5.     Execution in Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic .pdf copy of an executed counterpart of a signature page to this Fifth Amendment shall be effective as delivery of an original executed counterpart of this Fifth Amendment. The Collateral Agent may also require that any such documents and signatures delivered by electronic .pdf copy be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by electronic .pdf copy.

IN WITNESSS WHEREOF, the parties hereto have caused this Fifth Amendment to the Original Rider to the Original Agreement to be duly executed and delivered as of the day of the year first above written.

ANDREA ELECTRONICS CORPORATION,

as the Company

By:	/s/ Corisa L. Guiffre
Name:	Corisa L. Guiffre
Title:	Vice President and CFO

AND34 FUNDING LLC,

as a Revenue Participant

By:	/s/ Jennifer Sorkin
Name:	Jennifer Sorkin
Title:	Authorized Signatory

AND34 FUNDING LLC,

as a Noteholder

By:	/s/ Jennifer Sorkin
Name:	Jennifer Sorkin
Title:	Authorized Signatory

AND34 FUNDING LLC,

as a Collateral Agent

By:	/s/ Jennifer Sorkin
Name:	Jennifer Sorkin
Title:	Authorized Signatory